UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 9, 2007

AFFORDABLE RESIDENTIAL COMMUNITIES INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-31987	84-1477939
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

7887 East Belleview Avenue, Suite 200, Englewood, Colorado 80111
(Address of Principal Executive Offices) (Zip Code)

303-383-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 – Other Events.

On April 9, 2007, Affordable Residential Communities Inc. (“ARC”) issued a press release announcing that it has entered into an exclusivity agreement with Farallon Capital Management, LLC (“Farallon”), pursuant to which ARC will negotiate exclusively with Farallon through April 16, 2007 regarding Farallon’s potential purchase of ARC’s manufactured home community business.  The exclusivity agreement between ARC and Farallon does not bind either party to a definitive transaction agreement, and there can be no assurance that such an agreement will be entered into at all, or will be entered into on terms similar to those disclosed in the press release.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

99.1	Press Release issued by ARC on April 9, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFORDABLE RESIDENTIAL COMMUNITIES INC.

Date: April 9, 2007	By:	/s/ Scott L. Gesell
	Name:	Scott L. Gesell
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by ARC on April 9, 2007.